SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.  C.  20549


                                    FORM  8-K



                                 CURRENT  REPORT


                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                         SECURITIES  EXCHANGE  ACT  OF  1934


                                     JULY  17,  2000
                ------------------------------------------------
              DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)


                      BANK  OF  AMERICA  NATIONAL  ASSOCIATION  (USA)

                                ON  BEHALF  OF  THE
                    FIRST  OMNI  BANK  CREDIT  CARD  MASTER  TRUST
             ------------------------------------------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


                   U.S.A.               0-23973              86-0645265
       ----------------------------------------------------------------------
       (STATE OR OTHER JURISDICTION   (COMMISSION         (I.R.S.  EMPLOYER
        OF  INCORPORATION)             FILE  NUMBER)      IDENTIFICATION NUMBER)


       1825  EAST  BUCKEYE  ROAD
       PHOENIX,  ARIZONA                                           85034
       ----------------------------------------------------------------------
       (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                 (ZIP  CODE)


                                  (704)  386-4103
      --------------------------------------------------------------------
              (REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE)

                                      N/A
      --------------------------------------------------------------------
         (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)

    ITEM  7.  EXHIBITS.
             --------

    (C)      EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 20 MONTHLY SERIES 1996-A CERTIFICATEHOLDERS' STATEMENT FOR THE JULY 17, 2000 DISTRIBUTION DATE AND THE RELATED MONTHLY PERIOD.

 99.1 TRANSFER AND ASSUMPTION AGREEMENT, DATED AS OF FEBRUARY 25, 1998, AMONG FIRST OMNI BANK, N.A., BANK OF AMERICA NATIONAL ASSOCIATION
             (USA) AND THE BANK OF NEW YORK, AS TRUSTEE (INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 4.1 TO CURRENT REPORT ON FORM 8-K OF FIRST OMNI BANK, N.A. (FILE NO. 0-20755), FILED ON MARCH 6, 1998)

                                   SIGNATURES


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                      FIRST  OMNI  CREDIT  CARD  MASTER  TRUST

                      BY:  BANK  OF  AMERICA  NATIONAL  ASSOCIATION  (USA)

                      TRANSFEROR  AND  SERVICER



                      BY  /S/  VICTORIA  J.  JAHANBANI
                         ------------------------------
                         NAME:   VICTORIA  J.  JAHANBANI
                         TITLE:  SENIOR  VICE  PRESIDENT

DATE:  JULY  17,  2000

                               INDEX  TO  EXHIBITS

EXHIBIT
NUMBER     EXHIBIT  DESCRIPTION
--------   -------------------

 20 MONTHLY SERIES 1996-A CERTIFICATEHOLDERS' STATEMENT FOR THE JULY 17, 2000 DISTRIBUTION DATE AND THE RELATED MONTHLY PERIOD.

 99.1 TRANSFER AND ASSUMPTION AGREEMENT, DATED AS OF FEBRUARY 25, 1998, AMONG FIRST OMNI BANK, N.A., BANK OF AMERICA NATIONAL ASSOCIATION
           (USA) AND THE BANK OF NEW YORK, AS TRUSTEE (INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 4.1 TO CURRENT REPORT ON FORM 8-K OF FIRST OMNI BANK, N.A. (FILE NO. 0-20755), FILED ON MARCH 6, 1998)